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                              GULFWEST ENERGY INC.
                (Name of Registrant as Specified In Its Charter)

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                              GULFWEST ENERGY INC.
                          480 N. Sam Houston Parkway E.
                                    Suite 300
                              Houston, Texas 77060

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on July 8, 2004

     NOTICE IS HEREBY GIVEN that the annual meeting of  shareholders of GulfWest
Energy Inc. will be held on Thursday, July 8, 2004 at 10:30 a.m. local time , at
480 N. Sam Houston Parkway E., Suite 300, Houston,  Texas 77060, (281) 820-1919,
for the following purposes:

     (1)  To elect five  directors to hold office until the next annual  meeting of  shareholders  and until  their  successors  are duly  elected  and qualified.

     (2)  To approve the amendment of the Company's Articles of Incorporation to increase the number of shares of Class A Common Stock, par value $.001 per share  ("Common  Stock") that the Company  will have  authority to issue from 40,000,000 to 80,000,000 shares.

     (3)  To  consider  and act upon such other  business as may  properly  come before the meeting or any adjournments or postponement thereof.

     The close of  business  on May 21, 2004 has been fixed as the record date for determining  shareholders  entitled to notice of, and to vote at, the meeting or any adjournments or postponement thereof. For a period of at least 10 days prior to the meeting, a complete list of shareholders  entitled to vote at the meeting will be open to the  examination of any  shareholder  during  ordinary  business hours at the our offices at 480 N. Sam Houston  Parkway E., Suite 300,  Houston,
Texas 77060

     A proxy for the meeting and a proxy statement with  information  concerning the matters to be acted upon is enclosed herewith.

                                         By Order of the Board of Directors

                                         /s/ Jim C. Bigham
                                         Jim C. Bigham
                                         Secretary

Houston, Texas
June 1 , 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IF YOU
DO NOT  EXPECT  TO BE  PRESENT  AT THE  MEETING  IN  PERSON,  YOU ARE  URGED  TO
IMMEDIATELY  COMPLETE,  DATE, SIGN,  DETACH AND RETURN THE ENCLOSED PROXY IN THE
ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              GULFWEST ENERGY INC.
                          480 N. Sam Houston Parkway E.
                                    Suite 300
                              Houston, Texas 77060

                                 PROXY STATEMENT

                                       For

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on July 8, 2004

     This proxy  statement is being  furnished to  shareholders  by the Board of
Directors (the "Board")of  GulfWest  Energy Inc.  beginning on or about June 1 ,
2004 in connection  with a  solicitation  of proxies by the Board for use at the annual meeting of  shareholders  to be held on Thursday,  July 8, 2004, at 10:30
a.m.  local  time,  to be held at 480 N. Sam  Houston  Parkway  E.,  Suite  300,
Houston,  Texas 77060, (281) 820-1919,  and at all adjournments or postponements thereof (the Annual  Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

     All shares represented by a valid proxy,  properly executed,  duly returned to us and  not  revoked  will be  voted  in  accordance  with  the  instructions contained therein.  The shares represented by executed but unmarked proxies will be voted (i) FOR the five nominees for election as directors  named herein under
"Election of Directors", (ii) FOR the amendment to our Articles of Incorporation to increase  the number of shares of our Class A Common  Stock,  par value $.001 per share ("Common  Stock") that we will have authority to issue from 40,000,000 to  80,000,000  shares and (iii) at the  discretion of the person named as proxy with  regard to any other  matter  that may  properly  come  before  the  Annual
Meeting.

     Execution of a proxy given in response to this solicitation will not affect a  shareholder's  right to attend  the  Annual  Meeting  and to vote in  person.
Presence at the Annual  Meeting of a shareholder  who has signed a proxy does in itself revoke a proxy. Any shareholder  giving a proxy may revoke it at any time by giving  written  notice  thereof to GulfWest  Energy Inc., 480 N. Sam Houston
Parkway E., Suite 300, Houston, Texas 77060, Attention: Jim C. Bigham.

                        RECORD DATE AND VOTING SECURITIES

     The record date for  determining the  shareholders  entitled to vote at the
Annual Meeting is the close of business on May 21, 2004 (the "Record Date").  On that date,  18,492,541  shares of our Common Stock were outstanding and entitled to vote. In deciding all questions and other  matters,  a holder of Common Stock on the Record  Date shall be  entitled to cast one vote for each share of Common
Stock  registered  in his or her name.  Our  Common  Stock is the only  class of outstanding voting securities.

                                QUORUM AND VOTING

     In  order  to be  validly  approved  by  the  shareholders,  each  proposal described  herein must be approved by the affirmative  vote of a majority of the shares  represented  and  voting  at the  Annual  Meeting  for which a quorum is present.  The  presence  at the Annual  Meeting,  in person or by Proxy,  of the holders of  one-third  of the issued and  outstanding  shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Annual Meeting in person or by Proxy will be counted toward a quorum.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Board will consist of five  directors,  all of whom have been nominated by the  Board  for  re-election,  to serve  until  the next  Annual  Meeting  of
Shareholders and until their successors have been elected and qualified.

     It is expected  that the  nominees  named below will be able to accept such nominations.  If any of the  below  nominees  for any  reason  is  unable  or is unwilling  to serve at the time of the  Meeting,  the  Proxy  holders  will have discretionary  authority to vote the Proxy for a substitute nominee or nominees.
The  following  sets forth  information  as to the  nominees for election at the
Meeting,  including their ages,  present principal  occupations,  other business experience  during the last five years,  memberships  on committees of the Board and directorships in other publicly-held companies.

THE BOARD  RECOMMENDS  THE  SHAREHOLDERS  VOTE "FOR" THE ELECTION OF EACH OF THE
NOMINEES LISTED BELOW.

                                    NOMINEES

                                                           Year First Elected
Name                         Age   Position                Director or Officer
----                         ---   --------                -------------------

J. Virgil Waggoner(1)(2)     76    Chairman of the Board          1997

Thomas R. Kaetzer            45    President,
                                   Chief Operating Officer,       1998
                                   and Director

John E. Loehr(1)(2)          58    Cheif Executive Officer
                                   and Director                   1992

Marshall A. Smith III        56    Director                       1989

M. Scott Manolis(1)(2)       50    Director                       2003

(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

     J. Virgil  Waggoner has served as a director of GulfWest  since December 1,
1997 and was elected Chairman of the Board in May, 2002. Mr.  Waggoner's  career in the  petrochemical  industry  began in 1950 and  included  senior  management positions with Monsanto Company and El Paso Products Company,  the petrochemical and plastics unit of El Paso Company. He served as president and chief executive officer of Sterling Chemicals,  Inc. from the firm's inception in 1986 until its sale and his retirement in 1996. He is currently chief executive  officer of JVW
Investments, Ltd., a private company.

     Thomas R. Kaetzer was appointed  senior vice president and chief  operating officer of  GulfWest  on  September  15,  1998 and on  December  21, 1998 became president and a director.  On March 20, 2001, he was appointed  chief  executive officer a position he held until May 12, 2004.  Prior to joining  GulfWest,  Mr.
Kaetzer had 17 years experience in the oil and gas industry,  including 14 years with Texaco Inc., which involved the evaluation,  exploitation and management of oil and gas assets.  He has both onshore and offshore  experience  in operations
and  production  management,  asset  acquisition,   development,   drilling  and
workovers in the continental U.S., Gulf of Mexico,  North Sea,  Colombia,  Saudi
Arabia,  China and West Africa.  Mr.  Kaetzer has a Masters  Degree in Petroleum
Engineering  from Tulane  University  and a Bachelor of Science  Degree in Civil
Engineering from the University of Illinois.

     John E. Loehr was appointed to cheif executive  officer on May 12, 2004. He has served as a director of GulfWest  since 1992, was chairman of the board from
September 1, 1993 to July 8, 1998 and was chief financial  officer from November
22, 1996 to May 28, 1998. He is also currently president and sole shareholder of
ST Advisory  Corporation,  an investment company, and vice-president of Star-Tex
Trading  Company,  also an  investment  company.  He was  formerly  president of
Star-Tex Asset Management,  a commodity-trading  advisor, and a position he held from 1988 until 1992 when he sold his ownership interest. Mr. Loehr is a CPA and a member of the American Institute of Certified Public Accountants.

     Marshall A. Smith III founded  GulfWest and served as an officer in various capacities,  including  president,  chief executive  officer and chairman of the board,  from July 1989 until his resignation in May 2002. He is currently a paid consultant and remains a director.

     M. Scott  Manolis is newly  nominated to the board.  He is the chairman and
chief  executive  officer  of  Intermarket   Management,   LLC  and  Intermarket
Brokerage,   LLC.  He  has  over  twenty  years  experience  in  commodity  risk management, commodity finance and commodity-based investments. Prior to founding
Intermarket,  Mr. Manolis  concurrently served as managing director of Commodity
Strategies  for Refco Group,  LTD. and Managing  Director of Global  Derivatives
Strategies for  Forstmann-Leff  International  (an asset  management firm wholly owned by Refco Group, LTD), where he directed commodity-based investments. Prior to that, he served as a vice  president and director of the Commodity  Portfolio
Management Group at Jefferies and Company. He received a B. S. in Economics from the University of South Dakota in 1979.

     Directors  are  elected  annually  and hold  office  until the next  annual meeting or until their successors are duly elected and qualified.  The Board met
4 times during 2003.

Code of Ethical Conduct

     The  Board  recently  adopted  a Code of  Ethical  Conduct  (the  "Code  of
Conduct"), which requires that all employees,  directors and officers, including our Chief Executive Officer and Chief Financial  Officer,  adhere to the Code of
Conduct in addressing  legal and ethical issues  encountered in conducting their work.  The Code of Conduct  requires that these  individuals  avoid  conflict of interests,  comply with all laws and other legal requirements,  conduct business in an honest and ethical manner and otherwise act with integrity and in our best interest.  The  Code  of  Conduct  contains  additional  provisions  that  apply specifically  to our Chief Financial  Officer and other financial  officers with respect to full and accurate reporting.

                          BOARD MEETINGS AND COMMITTEES

     Our  board  of  directors  has   established  an  audit   committee  and  a
compensation committee. The functions of these committees, their members and the number of meetings held during 2003 are described below.

     The audit  committee  was  established  to review  and  appraise  the audit efforts of our independent  auditors,  and monitor our accounts,  procedures and internal controls.  The committee was comprised of Mr. John E. Loehr (Chairman),
Mr. J. Virgil  Waggoner,  and Mr. M. Scott  Manolis.  The committee met twice in
2003.

     The function of the  compensation  committee is to fix the annual  salaries and other  compensation  for our officers and key  employees.  The committee was comprised  of Mr. J. Virgil  Waggoner  (Chairman),  Mr. John E. Loehr and Mr. M.
Scott Manolis. The committee met twice in 2003.

                            COMPENSATION OF DIRECTORS

     The  shareholders  approved an amended and restated  Employee  Stock Option
Plan on May 28, 1998,  which  included a provision for the payment of reasonable fees in cash or stock to directors. No fees were paid to directors in 2003.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth information  regarding  compensation paid to our  executive  officers  whose total  annual  compensation  is $100,000 or more during each of the last three years.

                                                                             Long Term
                                                                           Compensation
                                     Annual Compensation                      Awards
                                     ---------------------------- --------------------------------
                                                        Other                           All
                                                        Annual    Restricted           Other
                               Year                     Compen-     Stock              Compen-
Name and Principal Position    End   Salary($) Bonus($) sation($) Awards($) Options(#) sation($)
---------------------------    ---  ---------- -------- --------- --------  ---------- ---------

Thomas R. Kaetzer (1)         2003   150,000       -     25,000      -          -         -
President and                 2002   144,167       -     25,000      -        100,000     -
  Chief Executive Officer     2001   131,249       -     25,000      -        135,000     -

Marshall A. Smith III (2)     2001   150,000       -       -         -          -         -
  Chairman of the Board

(1)  Mr. Kaetzer joined us as chief  operating  officer in September,  1998, was elected  president in December,  1998 and chief executive  officer on March
     20, 2001. He receives a base annual salary $150,000,  plus a $25,000 annual contribution to a life insurance savings account paid monthly.  He was also awarded  5-year  options to purchase  300,000  shares of common stock to be issued 100,000 each year over a three year period.

(2)  Mr. Smith  served as chief  executive  officer  until March 20, 2001 and as chairman of the board until his resignation on May 11, 2002. As chairman of the board,  Mr. Smith  devoted  full time to the business . Effective  June
     1,2002, he resigned as an executive officer and became a paid consultant at an annual fee of  $150,000  plus a $25,000  annual  contribution  to a life insurance  savings  account to be paid monthly.  His  consulting  agreement expires September 30, 2004.

Option Grants During 2003

     There were no options granted during 2003..

Option Exercises During 2003 and
Year End Option Values (1)

                                     Number of  Securities        Value of Unexercised
                               Underlying Unexercised Options     In-the-Money Options
                                         at FY-End (#)               at FY-End ($)
                                         Exercisable/                 Exercisable/
Name                                     Unexercisable                Unexercisable
--------------------           -------------------------------    ---------------------

Thomas R. Kaetzer                          335,000                         -0-
                                             -0-                           -0-

(1)  No shares were  acquired  or value  realized  upon the  exercise of options since no options were exercised by Mr. Kaetzer in 2003.

Employment Agreements

     Effective October 1, 2001, we entered into an Employment Agreement with Mr.
Thomas R. Kaetzer,  president and chief executive  officer for a period of three years. Under the Employment Agreement, Mr. Kaetzer receives a base annual salary of $150,000,  plus a $25,000 annual  contribution  to a life  insurance  savings account to be paid  monthly.  He was also  awarded  5-year  options to  purchase
300,000  shares of common stock to be issued 100,000 each year over a three year period.

     In the event of a change of control,  Mr.  Kaetzer  will have the option to continue as an employee under the terms of the Employment  Agreement or receive a lump-sum  cash  severance  payment equal to 200% of his annual base salary for the year following the change of control.

     Effective  June 1, 2002,  we entered into a Consulting  Agreement  with Mr.
Marshall A. Smith III,  which expires  September  30, 2004 Under the  Consulting
Agreement,  Mr. Smith  receives an annual  consulting  fee of  $150,000,  plus a
$25,000  annual  contribution  to a life  insurance  savings  account to be paid monthly.

     In the event of a change of  control,  Mr.  Smith  will have the  option to continue as a consultant under the terms of the Consulting  Agreement or receive a lump-sum cash severance payment equal to 200% of his annual consulting fee for the year following the change of control.

Report of the Compensation Committee
of the Board on Executive Compensation

     On April 16, 1993, the Board  established  the  Compensation  Committee and authorized it to develop and administer an executive  compensation system, which will enable us to attract and retain qualified executives.  Compensation for the chairman of the board,  the president  and chief  executive  officer,  and other executive  officers is determined by the Compensation  Committee which functions under the  philosophy  that  compensation  of executive  officers,  specifically including that of the president and chief executive officer,  should be directly and materially linked to the Company's performance.

     On March 20, 2001, the  Compensation  Committee  recommended  and the Board approved an annual  salary of $150,000  for Mr.  Smith as Chairman of the Board.
Mr.  Smith  founded  the  Company and served as  president  and chief  executive officer  from 1989 until  December  1998,  when he  resigned  as  president.  He continued as chief  executive  officer until March 20, 2001, when he was elected chairman of the board, a position he held until May 11, 2002. As chairman of the board, Mr. Smith devoted full time to our business.  Effective June 1, 2002, the

Compensation  Committee  recommended  and the  Board  approved  entering  into a consulting  agreement with Mr. Smith,  which expires September 30, 2004, whereby he would receive an annual  consulting  fee of $150,000,  plus a $25,000  annual contribution to a life insurance savings account to be paid monthly.

     On September 26, 2001, the Compensation Committee recommended and the Board approved  entering  into an  Employment  Agreement  with Mr.  Thomas R. Kaetzer, president and chief executive officer effective October 1, 2001, for a period of three years. Under the Employment Agreement,  Mr. Kaetzer receives a base annual salary of  $150,000,  plus a $25,000  annual  contribution  to a life  insurance savings  account to be paid  monthly,  and 5-year  options to  purchase  300,000 shares  of  common  stock to be issued  100,000  each  year over the  three-year period.

     This report is submitted by the members of the Compensation Committee:

     Compensation Committee:
     ----------------------

     J. Virgil Waggoner, Chairman    John E. Loehr     M. Scott Manolis

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal year 2003, Messrs.  Waggoner, Loehr and Manolis served on the
Compensation Committee.  No interlocking  relationship exists between any member of  the  Board  or  Compensation  Committee  and  any  member  of the  Board  or
Compensation  Committee  of any  other  company,  nor has any such  interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On April 26, 2001, we obtained a line of credit of up to $2,500,000  from a bank for which two directors,  Mr. J. Virgil Waggoner and Mr. Marshall A. Smith,
were guarantors. On April 3, 2002, the balance of the line of credit was retired and a new line of  credit of up to  $3,000,000  was  obtained  from the bank for which Mr. Waggoner and Mr. Smith were guarantors.

     On March 5, 2004,  we entered into an Option  Agreement for the Purchase of
Oil and Gas  Leases  (the  Addison  Agreement)  with W. L.  Addison  Investments
L.L.C., a private company owned by Mr. J. Virgil Waggoner and Mr. John E. Loehr, two of our directors,  (Addison). Under the Addison Agreement, Addison agreed to pay,  on our  behalf,  $1,200,000  in  order to  retire  an  agreement,  with an unrelated party. For consideration of such payment, Addison acquired certain oil and gas leases and wellbores  from the unrelated  party but agreed to grant us a
180-day  redemption option (which may be extended by mutual consent) to purchase the same for  $1,200,000,  plus  interest at the prime rate plus 2%. We tendered
Addison a promissory note in the amount of $600,000,  with interest at the prime rate plus 2%, to  substitute  for an account  payable to the third  party in the same  amount.  The  note  will be  considered  paid in full if we  exercise  the redemption  option  and pay the  $1,200,000,  plus  interest.  In the  event  we exercise the redemption option,  Addison may, at its sole option, retain up to a
25% working interest in the leases. 6

                                   PROPOSAL 2

                           AMENDMENT OF THE COMPANY'S
                            ARTICLES OF INCORPORATION

     The  shareholders  are  requested  at the Annual  Meeting  to  approve  the amendment of our Articles of  Incorporation  to increase the number of shares of
Common Stock that we will have authority to issue from  40,000,000 to 80,000,000 shares, a form of which is attached hereto as Exhibit A and incorporated  herein
(the "Amendment").

     Currently, we are authorized to issue 40,000,000 shares of Common Stock. At
May 18, 2004, the status of our Common Stock was as follows:

     Shares authorized 40,000,000

       Less:
       Total shares issued and outstanding                           18,492,541
       Shares issuable upon conversion of preferred stock             3,750,000
       Shares issuable upon exchange of preferred stock              11,428,571
       Shares underlying Employee Stock Option Plan                   1,102,000
       Shares underlying warrants                                     3,898,585
                                                                     -----------
                         Sub-total of shares outstanding             38,671,697

     Authorized shares remaining                                      1,328,303
                                                                    ===========

     Our plan for growth requires further development of our oil and natural gas properties, as well as acquisitions of additional properties,  which may require funding  through  additional  public  or  private  offerings  of  Common  Stock, preferred  stock  convertible  to Common  Stock or warrants  to purchase  Common
Stock.  The  increase  in  authorized  shares  is to  accommodate  those  future issuances. We will not solicit further authorization for the issuances by a vote of shareholders,  and the authorization and issuances will have no effect on the rights of existing shareholders.

     As of May 18, 2004,  there were 18,492,541  shares of Common Stock issued and outstanding held by approximately 580 beneficial  owners.  Fidelity Transfer
Company,  1800 South West Temple, Suite 301, Box 53, Salt Lake City, Utah 84115,
(801)484-7222  is the transfer  agent for the Common Stock.  Our Common Stock is traded over-the-counter (OTC) under the symbol "GULF".

     Holders of our Common Stock are entitled,  among other things,  to one vote per share on each matter  submitted to a vote of shareholders  and, in the event of liquidation,  to share ratably in the  distribution of assets remaining after payment of liabilities (including preferential  distribution and dividend rights of  holders  of our  preferred  stock).  Holders  of our  Common  Stock  have no
cumulative  rights,  and,  accordingly,   the  holders  of  a  majority  of  the
outstanding  shares of the  Common  Stock  have the  ability to elect all of the directors.

     Holders of Common Stock have no preemptive or other rights to subscribe for shares.  They are entitled to such  dividends as may be declared by the Board of
Directors  out of funds  legally  available  therefor.  We have  never paid cash dividends on the Common Stock and do not anticipate paying any cash dividends in the foreseeable future.

THE BOARD  RECOMMENDS  THAT THE  SHAREHOLDERS  VOTE  "FOR" THE  APPROVAL  OF THE
AMENDMENT TO THE ARTICLES OF INCORPORATION.

                             AUDIT COMMITTEE REPORT

     The Board adopted a written Audit Committee  Charter on March 22, 2001. All members of the Audit  Committee  are  independent  directors  as defined in Rule
4200(a)(14)  of the National  Association  of Securities  Dealer Inc.'s  listing standards.

     The Audit  Committee has reviewed and discussed  with  management,  and our independent  auditors,  our audited financial statements contained in our Annual
Report on Form 10-K for the year ended December 31, 2003.

     The Audit  Committee has received and reviewed the written  disclosures and the letter from our  Independent  auditors  required by  Independence  Standards
Board Standard No. 1 (titled, "Independence Discussions with Audit Committees").
Our independent auditors do not perform any non-audit services for us.

     Based on the review and discussions  referred to above, the Audit Committee recommended  to the Board that the audited  financial  statements be included in our Annual  Report on Form 10-K for the fiscal  year ended  December  31,  2003, filed with the SEC.

Audit Committee:
----------------

John E. Loehr, Chairman    J. Virgil Waggoner        M. Scott Manolis

                                                                 9
Stock Performance Chart

     The following chart compares the yearly percentage change in the cumulative total  shareholder  return on our  common  stock  during  the five  years  ended
December 31, 2003 with the  cumulative  total return of the Nasdaq Index and the
Dow Jones Oil,  Secondary  Index.  The  comparison  assumes $100 was invested on
December 31, 1998 in our common stock and in each of the  foregoing  indices and assumes  reinvestment of dividends.  We paid no dividends  during such five-year period.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
         AMONG GULFWEST, NASDAQ INDEX AND DOW JONES OIL, SECONDARY INDEX

                        1998    1999    2000    2001    2002    2003
GulfWest                $100.00 $176.00 $240.00 $134.00 $88.00  $84.00
Nasdaq                  $100.00 $185.40 $111.80 $88.70  $61.30  $91.70
Dow Jones Oil Sector    $100.00 $115.40 $184.31 $169.22 $172.88 $225.59

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth information as of May 18, 2004 regarding the beneficial  ownership  of  common  stock  by  each  person  known  to us to  own beneficially 5% or more of the outstanding common stock, each director,  certain named executive  officers,  and the directors and executive officers as a group.
The  persons  named in the table  have sole  voting  and  investment  power with respect to all shares of common stock owned by them, unless otherwise noted.

     Beneficial ownership is determined in accordance with the rules of the SEC.
For the  purpose of  calculating  the number of shares  beneficially  owned by a shareholder and the percentage  ownership of that shareholder,  shares of Common
Stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date by that shareholder are deemed outstanding.

Name and Address of                    Amount and Nature of             Percent
Beneficial Owner                       Beneficial Ownership
----------------                       --------------------             -------
J. Virgil Waggoner                         16,157,543            1.2     64.5
Thomas R. Kaetzer                             433,852            2.3      2.3
Jim C. Bigham                                 205,985            2,4      1.1
Richard L. Creel                              100,000            2,5       .5
John E. Loehr                                 417,491            2.6      2.2
Marshall A. Smith III                       1,055,759            2,7      5.6

All current directors and officers 8
as a group (8 persons)                     18,370,630            8       69.9

1    Includes   4,285,714  shares  underlying   exchangeable   preferred  stock,
     2,250,000 shares underlying  convertible  preferred stock and 20,000 shares subject to currently exercisable options.

2    Shareholder's  address  is 480 N. Sam  Houston  Parkway  East,  Suite  300,
     Houston, Texas 77060.

3    Includes 196,226 shares owned directly,  2,626 shares owned by his wife and
     235,000 shares subject to currently exercisable warrants and options.

4    Includes  155,000  shares  subject to  currently  exercisable  warrants and options.

5    Includes 80,000 subject to currently exercisable options.

6    Includes 62,653 shares held directly; and 64,838 shares held by ST Advisory
     Corporation  and 290,000 shares subject to currently  exercisable  warrants and options.  Mr. Loehr is president  and sole  shareholder  of ST Advisory
     Corporation.

7    Includes 596,046 shares owned directly,  2,959 shares owned by his wife and
     456,754 shares subject to currently exercisable warrants and options.

8    Includes  1,236,754  shares subject to currently  exercisable  warrants and
     options  and  6,535,714  shares  underlying   convertible  or  exchangeable
     preferred stock.
                                       10

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended,  requires our  officers and  directors,  and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC").
Such  persons are  required by SEC  regulation  to furnish us with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms  received by us with respect to 2003, or written  representations  from certain reporting persons, we believe  that our  officers,  directors  and  persons who own more than 10% of a registered  class of our equity  securities  have complied  with all  applicable filing requirements.

     Subsequent to the end of the fiscal year 2003,  Mr. J. Virgil  Waggoner,  a director,  filed one late Form 4 reporting  two  transactions  that  occurred in
April,  2000. The two  transactions  involved an April 17, 2000 and an April 24,
2000 sale of 170,000  shares at $1.62 per share and 262,100 shares at $1.375 per share,  respectively,  by a brokerage  firm of stock Mr.  Waggoner  had provided funds to purchase.  The shares were to be held in his brokerage account but were sold without his knowledge or  authorization.  Mr. Waggoner never had control of the stock,  received  no  proceeds  from the sale,  and has since been unable to recover any amount from the brokerage firm, which he believes is now defunct.

                              INDEPENDENT AUDITORS

     The Board has  engaged  Weaver  and  Tidwell,  L.L.P.,  Dallas,  Texas,  as independent  auditors to examine  our  accounts.  Representatives  of Weaver and
Tidwell, L.L.P. are not expected to be present at the Meeting.

                     PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

     The aggregate fees billed by Weaver and Tidwell for  professional  services rendered  for the audit of our annual  financial  statements  and reviews of the financial  statements  included  in our  quarterly  reports on Form 10-Q for the fiscal years 2003 and 2002 were $103,149.

Audit-Related Fees, Tax Fees and All Other Fees

     There were no additional audit-related,  tax or other fees billed by Weaver and Tidwell in the fiscal years 2003 and 2002.

                             SHAREHOLDERS' PROPOSALS

     Shareholders  may submit  proposals on matters  appropriate for shareholder action at our subsequent annual meetings  consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.  For such proposals to be considered in the Proxy  Statement and Proxy relating to the 2005 Annual Meeting of  Shareholders  they must be received by us not later than  January 25,  2005.
Such  proposals  should be directed to GulfWest  Energy Inc., 480 N. Sam Houston
Parkway E., Suite 300, Houston, Texas 77060, Attn: Secretary.
                                       11

                                 OTHER BUSINESS

     The Board knows of no matter other than those described herein that will be presented for  consideration at the Meeting.  However,  should any other matters properly  come  before  the  Meeting  or  any  adjournments  thereof,  it is the intention of the persons named in the  accompanying  Proxy to vote in accordance with their best judgment in the interest of the Company.

                                  MISCELLANEOUS

     We will bear all costs incurred in the solicitation of Proxies. In addition to  solicitation  by mail,  our officers and  employees  may solicit  Proxies by telephone, telegraph or personally, without additional compensation. We may also make  arrangements  with  brokerage  houses and other  custodians,  nominees and fiduciaries  for the  forwarding  of  solicitation  materials to the  beneficial owners  of shares of Common  Stock  held of record by such  persons,  and we may reimburse such brokerage houses and other  custodians,  nominees and fiduciaries for their out-of-pocket  expenses incurred in connection therewith.  We have not engaged a proxy solicitor.

     Our Annual Report to Shareholders,  including financial  statements for the year ended  December  31, 2003,  accompanies  this Proxy  Statement.  The Annual
Report is not to be deemed part of this Proxy Statement.

Houston, Texas
June 1 , 2004                                By Order of the Board of Directors

                                             /s/  Jim C. Bigham
                                             Jim C. Bigham, Secretary
                                       12

                              GULFWEST ENERGY INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JULY 8, 2004

     The  undersigned  hereby  appoints Jim C. Bigham proxy of the  undersigned, with power of  substitution,  to vote all shares of Common  Stock of the Company held by the undersigned  which are entitled to be voted at the Annual Meeting of
Shareholders  to be  held  July  8,  2004,  and any  adjournment(s)  thereof  as effectively as the undersigned could do if personally present.

     (1)  To elect the following  persons as directors,  each to serve until the next Annual Meeting of  Shareholders,  and until his successor is duly elected and qualified:

          J. Virgil  Waggoner  Thomas R. Kaetzer M. Scott  Manolis
          John E. Loehr         Marshall A. Smith III

               FOR all persons listed (except as marked to the contrary below.)
         ----
               Withhold authority to vote for all nominees
         ----
               Withhold authority to vote for nominee(s), named below:
         ----

     (2)  To approve the amendment of the Company's Articles of Incorporation to increase the number of shares of Class A Common Stock, par value $.001 per share  ("Common  Stock") that the Company  will have  authority to issue from 20,000,000 to 40,000,000 shares.

     (3)  In the  discretion of the Proxy  holder,  on any other matter that may properly come before the meeting or any adjournments thereof.

     The shares  represented  by this Proxy will be voted as directed.  WHERE NO
DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTER (1) above.

     The  undersigned  hereby revokes any proxy or proxies  heretofore  given to vote or act with respect to the Common Stock of the Company and hereby  ratifies and  confirms  all that  the  Proxy,  or his  substitutes,  or any of them,  may lawfully do by virtue hereof.

     Please  sign  below,  date,  detach and return  this page  promptly  in the enclosed envelope.

Dated:
        ---------------       -------------------------------------------------
                              -------------------------------------------------

          IMPORTANT:  Please  date this  Proxy and sign your name  exactly as it
          ---------   appears  to  the  left.   When  signing  on  behalf  of  a
          corporation,  partnership,  estate,  trust or in other  representative capacity,  please  sign name and title.  Where  there is more than one owner, each owner must sign.